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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2002

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-2)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


CALIFORNIA                            333-66328                33-071-5871
----------------------------         -----------           -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)




1401 Dove Street
Newport Beach, California
-------------------------                                        92660
(Address of Principal                                           -------
Executive Offices)                                             (Zip Code)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.


     On March 28, 2002, a single series of certificates, entitled Impac Secured Assets Corp.,Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2002 (the "Agreement"), among Impac Secured Assets Corp., as company (the "Company"), Impac Fundign Corporation as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A. as trustee (the "Trustee").






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Item 5.  OTHER EVENTS.


Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of approximately $193,381,669 as of March 1, 2002 (the "Initial Mortgage Loans") and (ii) the Pre-Funding Account, which contained approximately $56,618,331.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of March 1, 2002, with respect to the Initial Mortgage Loans.




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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:


    EXHIBIT NO.        DESCRIPTION

        99.1 Characteristics of the Mortgage Pool as of March 1, 2002, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2002-2.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMPAC SECURED ASSETS CORP.

                                               By: /s/ Richard J. Johnson
                                                  ------------------------------
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer

Dated: April 12, 2002




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                                  EXHIBIT INDEX



EXHIBIT NUMBER                      DESCRIPTION

99.1                                Characteristics of the Mortgage Pool as
                                    of March 1, 2002, relating to Impac
                                    Secured Assets Corp., Mortgage Pass-Through
                                    Certificates, Series 2002-2.